SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549


                                FORM 8-K


                             CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of
                   The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)       June 6, 1996

                          Prime Retail, Inc.
         (Exact name of registrant as specified in its charter)



        Maryland                    0-23616                52-1836258
(State of other jurisdiction      (Commission             (IRS Employer
     of incorporation)            File Number)        Identification No.)


100 East Pratt Street
Nineteenth Floor, Baltimore, Maryland                         21202
(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code       (410) 234-0782

                                   No Change
         (Former name or former address, if changed since last report)

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                             PRIME RETAIL, INC.


ITEM 5:   Other Events

          Reference is made to the Press Release dated June 6, 1996 attached hereto as Exhibit 10.1 and incorporated by reference herein.


ITEM 7:   Financial Statements and Exhibits

          A.  Financial Statements:    None
          B.  Exhibits:
              Description                           Exhibit
              Press Release dated June 6, 1996        10.1

                             PRIME RETAIL, INC.
                                 SIGNATURE



                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          PRIME RETAIL, INC.
                                              (Registrant)

Dated: June 6, 1996


                                          By:    /s/ Robert P. Mulreaney
                                          Name:  Robert P. Mulreaney
                                          Title: Executive Vice President,
                                                 Chief Financial Officer
                                                 and Treasurer

                                EXHIBIT INDEX


                                                    Exhibit
Press Release dated June 6, 1996                     10.1